OTHER ASSETS	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
OTHER ASSETS
Other assets
The following table summarises the Group’s other current assets as at the dates presented:

	31 December 2020	31 December 2019
Other current assets	€ million	€ million
Prepayments	61	65
VAT receivables	34	44
Miscellaneous receivables	109	132
Assets held for sale	20	18
Total other current assets	224	259
The following table summarises the Group’s other non-current assets as at the dates presented:

	31 December 2020	31 December 2019
Other non-current assets	€ million	€ million
VAT receivables	208	201
Retirement benefit surplus (Note 15)	43	38
Other	86	82
Total other non-current assets	337	321
VAT receivables
As at 31 December 2020, included within other non-current assets, the Group has a VAT receivable of €208 million, relating to the dispute that began in 2014 between the Spanish tax authorities and the regional tax authorities of Bizkaia (Basque Region) as to the responsibility for refunding the VAT to CCEP.
Under relevant tax laws in Spain, conflicts between jurisdictions are ruled by a special Arbitration Board and the refund of the VAT is mandated following the resolution of the issue at the Arbitration Board. However, to date, the Arbitration Board has not ruled on the issue and Spanish legislation offers limited mechanisms for a taxpayer to force the expedition of matters before the Arbitration Board. The outstanding VAT receivable as at 31 December 2020 remains classified as non-current due to the continued delay in the resolution of the matter by the Arbitration Board. We believe it remains a certainty that the amount due plus interest will be refunded to CCEP once the Arbitration Board rules.